Exhibit 10.3

JOINDER AGREEMENT

Reference is made to that certain Fifth Amended and Restated Credit Agreement dated as of April 30, 2013 by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, as Servicer, the Lenders and Managing Agents parties thereto from time to time, and Key Equipment Finance, a division of KeyBank National Association, as Administrative Agent (as amended, modified or restated from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement.

Customers Bank (the “New Managing Agent”), Customers Bank (the “New Lender”; and together with the New Managing Agent, the “New Lender Group”), the Administrative Agent, the Borrower and the Servicer agree as follows:

1. Borrower has requested that the New Lender Group become a “Lender Group” under the Credit Agreement.

2. The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Administrative Agent and (ii) the date of this Joinder Agreement.

3. By executing and delivering this Joinder Agreement, each of the New Managing Agent and the New Lender (i) confirms that it has received a copy of the Credit Agreement and such Transaction Documents and other documents and information requested by it, and that it has, independently and without reliance upon Borrower, Servicer, any Lender, any Managing Agent or the Administrative Agent, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Joinder Agreement; (ii) agrees that it shall, independently and without reliance upon Borrower, Servicer, any Lender, any Managing Agent or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any of the Transaction Documents; (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Managing Agent and a Lender, respectively; (v) specifies as its address for notices the office set forth beneath its name on the signature pages of this Joinder Agreement; and (vi) in the case of the New Lender, appoints and authorizes the New Managing Agent as its Managing Agent to take such action as a managing agent on its behalf and to exercise such powers under the Credit Agreement, as are delegated to the Managing Agents by the terms thereof.

4. On the Effective Date of this Joinder Agreement, both of the New Managing Agent and the New Lender shall join in and be a party to the Credit Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent, and a Lender, respectively, under the Credit Agreement.

5. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written below, such execution being made on Schedule I hereto.

* * * * *

Schedule I
to
Joinder Agreement
Dated September 19, 2014

Section 1.

The “Commitment” with respect to the New Lender is:
Customers Bank	$15,000,000.00

Section 2.

The “Group Advance Limit” with respect to the New Lender Group is $15,000,000.00.

NEW LENDER: CUSTOMERS BANK

By:      /s/ Lyle P. Cunningham       Name: Lyle P. Cunningham
Title: SVP

Address for notices:

NEW MANAGING AGENT:	99 Bridge Street Phoenixville, Pennsylvania 19460 Attn: Lyle Cunnigham Fax: CUSTOMERS BANK

By:      /s/ Lyle P. Cunningham       Name: Lyle P. Cunningham
Title: SVP

Address for notices:

99 Bridge Street
Phoenixville, Pennsylvania 19460
Attn: Lyle Cunningham
Fax:

Consented to this       19th       day of September, 2014 by:

KEY EQUIPMENT FINANCE,
A DIVISION OF KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent

By:      /s/ Richard S. Andersen
Name: Richard S. Andersen
Title: Designated Signer

GLADSTONE BUSINESS INVESTMENT, LLC,

as Borrower

By:      /s/ David Watson—
Name: David Watson
Title: CFO and Treasurer

GLADSTONE MANAGEMENT CORPORATION,

as Servicer

By:            /s/ David Gladstone
Name: David Gladstone
Title: Chairman and CEO